SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date earliest event reported):        December 5, 2011

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, P.O. BOX 356, CHESTER, WEST VIRGINIA

(Address of principal executive offices)

26034

(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (304) 387-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 2, 2011, MTR Gaming Group, Inc. (the “Company”) entered into a First Amendment to Employment Agreement dated March 30, 2011 with Joseph L. Billhimer, Jr., effective as of December 1, 2011.  In accordance with the terms of the First Amendment to Employment Agreement, Mr. Billhimer was appointed to the position of Executive Vice President and Chief Operating Officer.  Mr. Billhimer previously served as the Company’s Senior Vice President for Operations and Development, and concurrently served as President and General Manager for the Company’s wholly-owned subsidiary, Mountaineer Park, Inc., which operates Mountaineer Casino, Racetrack & Resort in Chester, West Virginia.  The full text of the First Amendment to Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information included below under Item 5.02 provides a summary of the material terms of the Employment Agreement and is incorporated by reference into this Item 1.01.

On December 2, 2011, the Company entered into a First Amendment to Employment Agreement dated December 15, 2010 with Fred A. Buro, effective as of December 1, 2011.  In accordance with the terms of the First Amendment to Employment Agreement, Mr. Buro was appointed to the position of Vice President and Chief Marketing Officer.  Mr. Buro previously served as the President and General Manager for the Company’s wholly-owned subsidiary, Presque Isle Downs, Inc., which operates Presque Isle Downs & Casino in Erie, Pennsylvania.  The full text of the First Amendment to Employment Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information included below under Item 5.02 provides a summary of the material terms of the Employment Agreement and is incorporated by reference into this Item 1.01.

On December 5, 2011, the Company issued a press release announcing Mr. Billhimer’s appointment as Executive Vice President and Chief Operating Officer for the Company Mr. Buro’s appointment as Vice President and Chief Marketing Officer for the Company. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, on December 2, 2011, the Company entered into a First Amendment to Employment Agreement dated January 6, 2011 with Jeffrey J. Dahl, the President and Chief Executive Officer of the Company, effective as of December 1, 2011.  The full text of the First Amendment to Employment Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The information included below under Item 5.02 provides a summary of the material terms of the Employment Agreement and is incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 1, 2011, the Company appointed Mr. Billhimer as Executive Vice President and Chief Operating Officer. Mr. Billhimer, 48, has 29 years of experience working in the gaming industry. Prior to joining the Company in April 2011 as the Company’s Senior Vice President for Operations and Development, and President and General Manager for Mountaineer Casino, Racetrack & Resort, he was the Co-founder and a Principal of Foundation Gaming Group, an advisory and management services firm in the gaming industry which, among other engagements, successfully managed Harlow’s Casino Resort in Greenville, Mississippi, from 2009 to 2010 and marketed its sale to Churchill Downs. Prior to Foundation Gaming Group, Mr. Billhimer was President and CEO of Premier Entertainment LLC, the developer and parent of the Hard Rock Hotel and Casino in Biloxi, MS, from 2003 to 2008. While at Premier Entertainment, he was named Casino Journal’s “Casino Executive of the Year” in 2007 for his efforts in re-developing the Hard Rock Hotel and Casino after it was destroyed by Hurricane Katrina. Before Premier Entertainment, he spent three years as President and General Manager of Caesars Entertainment’s Grand Casino Resort in Gulfport, MS, and prior to that experience, eight years with Pinnacle Entertainment where he was Executive Vice President and General Manager of Casino Magic in Bay St. Louis, MS.

In connection with Mr. Billhimer’s appointment as Executive Vice President and Chief Operating Officer, the Company entered into a First Amendment to Employment Agreement with Mr. Billhimer, effective as of December 1, 2011. The First Amendment to Employment Agreement provides for an annual base salary of $340,000 and participation in the Company’s annual incentive plan as may be in effect from time to time, with a target bonus opportunity of 50% of his base salary.

The foregoing description is qualified in its entirety by the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Effective as of December 1, 2011, the Company appointed Mr. Buro as Vice President and Chief Marketing Officer. Mr. Buro, 55, has 22 years of gaming experience and joined the Company in February 2009, serving in the capacities of President and General Manager for Presque Isle Downs & Casino and Executive Vice President of Marketing of Mountaineer Casino, Racetrack & Resort.  Prior to joining the Company, he served as a marketing consultant and was employed by Columbia Sussex Corporation, where he served the capacities of President and COO of the Tropicana Casino in Atlantic City, New Jersey and Chief Marketing Officer where he was responsible for the marketing operations of ten casinos in the gaming and resorts division.  Before Columbia Sussex Corporation, Mr. Buro worked for Penn National Gaming, Inc. and served as General Manager for Charles Town Races & Slots in Charles Town, WV.  He also spent eight years with Trump Hotels and Casinos Resorts where he served in various marketing and development capacities, including President and COO of Trump Plaza Hotel Casino in Atlantic City, NJ.

In connection with Mr. Buro’s appointment as Vice President and Chief Marketing Officer, the Company entered into a First Amendment to Employment Agreement with Mr. Buro, effective as of December 1, 2011. The First Amendment to Employment Agreement provides for an annual base salary of $290,000 and participation in the Company’s annual incentive plan as may be in effect from time to time, with a target bonus opportunity of 40% of his base salary.

The foregoing description is qualified in its entirety by the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Effective as of December 1, 2011, the Company entered into a First Amendment to Employment Agreement dated January 6, 2011 with Mr. Dahl, the President and Chief Executive Officer of the Company.  The First Amendment to Employment Agreement provides for an annual base salary of $630,000 and participation in the Company’s annual incentive plan as may be in effect from time to time, with a target bonus opportunity of 60% of his base salary.

The foregoing description is qualified in its entirety by the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

10.1	First Amendment to Employment Agreement, dated as of March 30, 2011, by and between MTR Gaming Group, Inc. and Joseph L. Billhimer.

10.2	First Amendment to Employment Agreement, dated as of December 15, 2010, by and between MTR Gaming Group, Inc. and Fred A. Buro.

10.3	First Amendment to Employment Agreement, dated as of January 6, 2011, by and between MTR Gaming Group, Inc. and Jeffrey J. Dahl.

99.1	Press Release dated December 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.

	By:	/S/ JOHN W. BITTNER, JR.
John W. Bittner, Jr.
Executive Vice President and Chief Financial Officer
Date: December 7, 2011